SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2003

Insignia Solutions plc

(Exact name of Registrant as specified in its charter)

England and Wales	0-27012	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

41300 CHRISTY STREET	THE MERCURY CENTRE, WYCOMBE LANE
FREMONT, CALIFORNIA 94538	WOOBURN GREEN

UNITED STATES OF AMERICA

HIGH WYCOMBE, BUCKS HP10 0HH

UNITED KINGDOM
(Address of principal executive offices) (Zip code)

(510) 360-3700

(44) 1628-539500

(Registrant’s telephone number, including area code)

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)                                The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	Press release dated August 14, 2003.

Item 12:  Results of Operations and Financial Condition

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On August 14, 2003, the Registrant issued a press release to report its financial results for the quarter ended June 30, 2003.  A copy of that press release is being furnished to the Securities and Exchange Commission pursuant to this Item 12 of Form 8-K and is attached here to as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Insignia Solutions plc
(Registrant)

Date: August 14, 2003	By:	/s/ Linda C. Potts
Linda C. Potts
Vice President and Chief Financial Officer